Supplement dated July 20, 2011
to the Class A, Class B, and Class C Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, March 15, 2011, and June 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

SMALLCAP BLEND FUND

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:

· Brian Pattinson (since 2011), Portfolio Manager

Delete the information regarding Thomas Morabito.

SMALLCAP GROWTH FUND

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:

· Brian Pattinson (since 2011), Portfolio Manager

Delete the information regarding Thomas Morabito.

SMALLCAP VALUE FUND

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:

· Phil Nordhus (since 2011), Portfolio Manager
· Brian Pattinson (since 2011), Portfolio Manager

Delete the information regarding Thomas Morabito.

MANAGEMENT OF THE FUNDS

In the section for Principal Global Investors that begins on page 200, add the following information:
Brian Pattinson has been with Principal Global Investors since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered
Financial Analyst designation.

Delete the information regarding Thomas Morabito.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

On page 224, delete the sub-section Advisor Paid Fees and substitute:

Principal also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1,
2006, referred to as "Advisor Paid Fees," to certain intermediaries designated by Distributor who have an active selling agreement with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to
0.50% of the average net assets of Class A shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.125% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from Principal's profits and may be passed on to your Financial Professional at the discretion of his or her intermediary firm. These payments may have created an incentive for the intermediaries and/or Financial Professionals to recommend or offer shares of the Portfolios over other investment alternatives. Principal may modify or terminate such Advisor Paid Fees at any time, for any or all intermediaries, upon notice to any affected intermediary receiving such fees.

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